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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1998 included in the Ocean Energy, Inc. Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana

February 20, 1998